==========================================================================



                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                  -----------------------------
                            FORM 8-K
                  -----------------------------

                         CURRENT REPORT


 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report: December 14, 2001

                         ---------------


                       EOG RESOURCES, INC.

     (Exact name of registrant as specified in its charter)


         DELAWARE                     1-9743              47-0684736
(State or other jurisdiction      (Commission File     (I.R.S. Employer
 of incorporation or organization)    Number)          Identification No.)


     333 CLAY STREET
       SUITE 4200
     HOUSTON, TEXAS                                          77002
(Address of principal executive offices)                   (Zip code)


                          713/651-7000
      (Registrant's telephone number, including area code)


=============================================================================

EOG RESOURCES, INC.


Item 5.  Other Events

I.       Amendment of Rights Plan

         On December 13, 2001, EOG Resources, Inc.(EOG), a Delaware corporation, amended its Rights Agreement dated as of February
14, 2000 between EOG and First Chicago Trust Company of New York (as Rights Agent) (the "Rights Amendment") to reduce the beneficial ownership threshold at which a person becomes an "Acquiring Person" under the Rights Agreement from 15% of the outstanding shares of EOG's common stock, par value $.01 per share ("EOG Common Stock"), to 10% of the outstanding shares of EOG Common Stock, except as otherwise provided therein, and amends the definition of "Distribution Date" in Section 3(a) of the Rights Agreement to include the commencement of, or the public announcement of an intention to commence, a tender or exchange offer which, if consummated, would result in the beneficial ownership of 10% or more of the outstanding shares of EOG Common Stock, rather than 15%, as provided in the original Rights Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

         99.1 Amendment, dated as of December 13, 2001, to the Rights Agreement, dated as of February 14, 2000, between EOG and First Chicago Trust Company of New York (incorporated by reference to Exhibit 2 to Amendment No. 1 to EOG's Registration Statement on Form 8-A/A, filed with the Securities and Exchange Commission on December 14, 2001).

Item 9.  Regulation FD Disclosure

         The fourth quarter and full year 2001 forecasts set forth below are given as of the date of this document only and are based on current available information and expectations.

I.       Price Swaps

         With the objective of enhancing the certainty of future revenues, EOG enters into NYMEX-related commodity price swaps and collars from time to time.

Summary of EOG's open commodity price swap positions at December
13, 2001:

  . Crude Oil and Condensate Price Swaps - EOG had outstanding price swaps covering notional volumes of 5 thousand barrels per day (MBbl/d) for December 2001 at an average price of $19.13 per barrel.

  . Natural Gas Price Swaps - EOG had outstanding price swaps covering notional volumes of 140,000 million British thermal units per day (MMBtu/d) for the period January 2002 to May 2002 at an average price of $3.13 per million British thermal units (MMBtu) and 100,000 MMBtu/d for the period June 2002 to December 2002 at an average price of $3.24 per MMBtu.

EOG accounts for these price swaps under mark-to-market accounting and accordingly, current year earnings impact from these contracts will be affected by the market prices at December
31, 2001.

During the quarter-to-date period ended December 13, 2001, EOG settled the following price swaps and collars:

  . Crude oil and condensate price swaps covering notional volumes of 5 MBbl/d for October 2001 at an average price of $27.86 per barrel, resulting in cash realized mark-to-market gains of $0.9 million,

  .  Natural gas collars covering notional volumes of 200,000
     MMBtu/d for October 2001 and November 2001 with a floor price of $4.40 per MMBtu and ceiling prices that averaged $6.15 per MMBtu, resulting in cash realized mark-to-market gains of $23.6 million, and

  .  Natural gas swaps covering notional volumes of approximately
     110,000 MMBtu/d for the period October 2001 to December 2001 at an average price of $3.46 per MMBtu, resulting in cash realized mark-to-market gains of $9.8 million.

II.  Physical Contracts

     At November 30, 2001, EOG had outstanding natural gas physical contracts for 95,000 MMBtu/d at an average price of $2.99 per MMBtu for the period December 2001 to February 2002 in the U.S. and approximately 24,000 MMBtu/d at an average NYMEX price of US$3.35 per MMBtu for the period December 2001 to November 2002 in Canada.

III. Exposure to Enron Corp.

     Enron Corp. and certain of its affiliates, including Enron North America Corp., have filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code. EOG currently estimates exposure between $15 million to $20 million relating to these Enron affiliates. Of this estimated exposure, approximately $12 million relates to natural gas and crude oil price swap contracts with Enron North America Corp. that primarily related to 2002 and that have been excluded from Section I above. EOG has other contractual relationships including guarantees and indemnifications with Enron Corp. and certain affiliates that have filed for reorganization. Based on a preliminary review of these other matters, EOG believes that the Chapter 11 proceedings will not have a material adverse effect on EOG's financial position. EOG has commodity sales contracts with Enron Canada Corp. and EOTT Energy Partners L.P. that have not filed for reorganization. Monthly activity levels have been approximately $5 million per month under these latter contracts and all related payment obligations are current.

IV.  Capital Expenditures and Capital Structure

     Current estimates of capital expenditures for the full year
2001 are between $1.025 billion and $1.125 billion, including acquisitions of approximately $170 million. Due to estimates of capital expenditures, working capital requirements, share repurchases and reduced volumes during the fourth quarter due to lower natural gas prices as discussed in the previous Form 8-K filing on October 3, 2001, the estimated debt to total capital ratio at December 31, 2001 is expected to be between 32% - 35%.

V.   Fourth Quarter Natural Gas and Crude Oil Production

     Based on EOG's quarter-to-date production through November and estimated production for December, natural gas and crude oil production for the fourth quarter is expected to be approximately at the lower end of the ranges stated in a previous Form 8-K filing on October 3, 2001. In the Form 8-K filing, the total fourth quarter natural gas production range on a million cubic feet per day basis was 875 to 935 and the total fourth quarter crude oil on a thousand barrels per day basis was 23.5 to 26.5.

Information Regarding Forward-Looking Statements
------------------------------------------------

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not guarantees of performance. Although EOG believes its expectations reflected in forward-looking statements are based on reasonable assumptions, no assurance can be given that these expectations will be achieved. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements include, among others: the timing and extent of changes in commodity prices for crude oil, natural gas and related products and interest rates; the extent and effect of any hedging activities engaged in by EOG; the extent of EOG's success in discovering, developing, marketing and producing reserves and in acquiring oil and gas properties; the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise; political developments around the world, including terrorist activities and responses to terrorist activities; and financial market conditions. In light of these risks, uncertainties and assumptions, the events anticipated by EOG's forward-looking statements might not occur. EOG undertakes no obligations to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

                          EXHIBIT INDEX

99.1 Amendment, dated as of December 13, 2001, to the Rights Agreement, dated as of February 14, 2000, between EOG and First Chicago Trust Company of New York (incorporated by reference to Exhibit 2 to Amendment No. 1 to EOG's Registration Statement on Form 8-A/A, filed with the Securities and Exchange Commission on December 14, 2001).

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              EOG RESOURCES, INC.
                              (Registrant)




Date: December 14, 2001      By:   /s/ TIMOTHY K. DRIGGERS
                                --------------------------------
                                     Timothy K. Driggers
                                 Vice President, Accounting
                                   & Land Administration
                                (Principal Accounting Officer)